Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Avid Technology, Inc. (the “Company”) for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, David A. Krall, President and Chief Executive Officer of the Company, and Paul J. Milbury, Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2007	/s/ David A. Krall
David A. Krall President and Chief Executive Officer (Principal Executive Officer)

Date: February 28, 2007	/s/ Paul J. Milbury
Paul J. Milbury Vice President and Chief Financial Officer (Principal Financial Officer)